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                                                                 Exhibit 10.5


                      HEALTHCARE FINANCIAL PARTNERS, INC.
                        1996 DIRECTOR STOCK OPTION PLAN
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                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----
SECTION 1  DEFINITIONS                                              1
     1.1    Definitions                                             1

SECTION 2  GENERAL PROVISIONS                                       2
     2.1    The Purpose of the Plan...............................  2
     2.2    Stock Subject to the Plan.............................  2
     2.3    Administration of the Plan............................  2
     2.4    Eligibility                                             2

SECTION 3  TYPES OF OPTION AWARDS                                   3
     3.1    General                                                 3
     3.2    Initial Appointment Awards............................  3
     3.3    Annual Awards.........................................  3
     3.4    Discount Options......................................  3
     3.5    Exercise and Payment of Options.......................  4
     3.6    Non-Transferability                                     4
     3.7    Condition to All Option Grants........................  4

SECTION 4  MISCELLANEOUS PROVISIONS                                 4
     4.1    Changes in Capitalization; Merger; Liquidation........  4
     4.2    Right to Remove Director..............................  5
     4.3    Restrictions on Delivery and Sale of Shares; Legends..  5
     4.4    Non-alienation of Benefits............................  5
     4.5    Termination and Amendment of the Plan.................  5
     4.6    Choice of Law.........................................  6
     4.7    Effective Date of Plan................................  6

                                      -i-
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                      HEALTHCARE FINANCIAL PARTNERS, INC.
                        1996 DIRECTOR STOCK OPTION PLAN

                             SECTION 1  DEFINITIONS

     1.1  Definitions.  Whenever used herein, the masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Annual Director Compensation" shall mean the amount of fees which
               ----------------------------
a director will be entitled to receive during a Plan Year or, if later, as of the first day an individual becomes a Participant for serving as a director or as a member of any committee of the Board of Directors pursuant to the policy in effect for such Plan Year, including retainers paid periodically and fees paid for attendance at or participation in scheduled meetings of the Board of Directors or any committee thereof; provided, however, that if a director elects to receive an Option in lieu of only a portion of Annual Director Compensation, the Annual Director Compensation for purposes of the foregoing formula shall equal the portion of the Annual Director Compensation so elected. Annual Director Compensation shall not include expenses reimbursed by the Company for attendance at or participation in meetings of the Board of Directors or any committee thereof or fees for any other services to be provided to the Company.

          (b) "Board of Directors" means the board of directors of the Company.
               ------------------

          (c) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee" means the Board of Directors.
               ---------

          (e) "Company" means HealthCare Financial Partners, Inc., a Delaware
               -------
corporation.

          (f) "Disability" means that condition described in Code Section
               ----------
22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (g) "Effective Date" means the first date the Plan is approved and
               --------------
adopted by both the Board of Directors and the stockholders of the Company.

          (h) "Fair Market Value" refers to the determination of value of a
               -----------------
share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such
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facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant.

          (i) "Option" means an option granted under the Plan to buy shares of
               ------
Stock as set forth in Plan Section 3.

          (j) "Option Exercise Price" refers to the per share purchase price for
               ---------------------
Stock subject to each Option granted under Section 3.4 and that per share purchase price shall be fifty percent (50%) of the Fair Market Value of the Stock as of the date the Option is granted.

          (k) "Participant" means an individual who, pursuant to Plan Section
               -----------
2.4, is eligible to participate in the Plan.

          (l) "Plan" means the HealthCare Financial Partners, Inc. 1996 Director
               ----
Stock Option Plan.

          (m) "Stock" means the Company's common stock, $.01 par value.
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          (n) "Stock Incentive Agreement" means an agreement between the Company
               -------------------------
and a Participant or other documentation evidencing an award of a Stock
Incentive.

                         SECTION 2  GENERAL PROVISIONS

     2.1  The Purpose of the Plan.  The Plan is intended to (a) provide
          -----------------------
incentive to non-employee directors of the Company to stimulate their efforts toward the continued success of the Company and to manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by non-employee directors by providing them with a means to acquire a proprietary interest in the Company; and (c) provide a means of obtaining and rewarding non-employee directors. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the directors and its stockholders, as well as to provide a means to attract and retain well-qualified directors.

     2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
          -------------------------
Section 4.1, 100,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the aggregate of (a) shares of Stock issuable pursuant to outstanding Options; and (b) shares of Stock issued pursuant to Options exceed the Maximum Plan Shares. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

     2.3  Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements consistent with the provisions of the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's decisions shall be final and binding on all Participants.

     2.4  Eligibility.  Any member of the Board of Directors who is not an
          -----------
employee of the Company shall be a Participant.

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                       SECTION 3  TYPES OF OPTION AWARDS

     3.1  General.  Each Option contemplated by this Section 3 shall be
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evidenced by a Stock Incentive Agreement which shall incorporate the applicable terms of the Plan.  The terms of each Stock Incentive Agreement shall provide:
(a) that the Option is immediately vested; (b) that the Option is exercisable as to all of the shares of Stock subject thereto after the expiration of twelve
(12) months from the date of grant; and (c) that the Option shall expire upon the earlier of the tenth (10th) anniversary following the date of grant or eighteen (18) months from the date of the director's termination of service upon the Board of Directors for any reason.

     3.2  Initial Appointment Awards.  Each non-employee director of the Board
          --------------------------
of Directors shall be granted as of the date of his or her initial appointment to the Board of Directors following the Effective Date an Option to purchase 10,000 shares of Stock. The exercise price for each share of Stock subject to an Option granted pursuant to this Section 3.2 shall equal the Fair Market Value of a share of Stock as of the date of the Option grant.

     3.3  Annual Awards.  Each non-employee director of the Board of Directors
          -------------
shall be granted as of the date of each annual meeting of the stockholders of the Company following the Effective Date an Option to purchase 5,000 shares of Stock; provided that such director's service on the Board of Directors continues through the date of that annual meeting. The exercise price for each share of Stock subject to an Option granted pursuant to this Section 3.3 shall equal the Fair Market Value of a share of Stock as of the date of the Option grant.

     3.4  Discount Options.
          ----------------

          (a) Election.  Options shall be granted as of the first day of each
              --------
Plan Year (as hereafter defined), to each non-employee director who, no later than the last day of the preceding Plan Year or, if later, no later than the effective date of the non-employee director's appointment to the Board of Directors (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive an Option to purchase shares of Stock in lieu of all or a specified percentage of the Annual Director Compensation expected to be earned by such director for the upcoming twelve-month period beginning on the first day of the first fiscal quarter of the Company and ending on the last day of the fourth fiscal quarter of the Company ("Plan Year"). A separate election may be made for each Plan Year; provided, however, that no amendment or revocation may be made during a Plan Year with respect to such Plan Year. A non-employee director shall not be entitled to receive in cash any portion of the Annual Director Compensation for which an election has been made to receive an Option pursuant to this Section 3.4.

          (b) Formula for Discount Options.  The number of shares of Stock
              ----------------------------
subject to each Option granted to any director for a Plan Year pursuant to this Section shall be equal to the nearest number of whole shares of Stock, with cash payment for fractional shares, determined in accordance with the following formula:

                  Foregone Annual Director Compensation      =  Number of Shares
               -------------------------------------------
                         Option Exercise Price

          (c) Forfeiture.  That portion of an Option granted pursuant to this
              ----------
Section which is attributable to any portion of the Annual Director Compensation which is not earned due to

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termination of service as a member of the Board of Directors or as a member of a committee of the Board of Directors (for any reason) or because of lack of attendance or participation in any meeting of the Board of Directors or any committee thereof shall automatically abate and be forfeited.

     3.5  Exercise and Payment of Option Awards.  All Options may be exercised
          -------------------------------------
only by written notice to the Company. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Stock which have been beneficially owned by the director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the director intends to purchase upon exercise of the Option on the date of delivery; or (c) in a cashless exercise through a broker. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the director. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

     3.6  Non-Transferability.  An Option shall not be transferable or
          -------------------
assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Participant's Disability, by his or her legal representative.

     3.7  Condition to All Option Grants.  In the event the remaining number of
          ------------------------------
shares of Stock reserved for issuance under the Plan is insufficient to grant Options for the appropriate number of shares of Stock to all eligible non-employee directors as of any grant date, then no Options shall be granted as of that grant.

                      SECTION 4  MISCELLANEOUS PROVISIONS

     4.1  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Stock reserved with respect to Options that may be granted under the Plan, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, the number of shares of Stock that may be awarded under Sections 3.2 and 3.3, and the exercise price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend (including, but limited to, an extraordinary dividend (including a spin-off)) in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, an appropriate adjustment shall be made in each Stock Incentive Agreement such that the Participant shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Stock subject to the Stock Incentive Agreement at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the exercise price of each outstanding Option. A dissolution or liquidation of the Company shall cause Options to terminate as to any portion thereof not exercised as of the effective date of the

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dissolution or liquidation.  In the event of a sale of substantially all the
Stock or property of the Company or the merger or consolidation of the Company into another corporation where the purchaser does not agree to the assumption of the Options, the Option shall be terminated in consideration of the payment to the Participant of the difference between the then Fair Market Value of the Stock subject to the unexercised portion of the Option and the aggregate exercise price.

          (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.2  Right to Remove Director.  Nothing in the Plan or in any Stock
          ------------------------
Incentive Agreement shall confer upon any Participant the right to continue as a member of the Board of Directors or affect the right of the Company to terminate a Participant's directorship at any time.

     4.3  Restrictions on Delivery and Sale of Shares; Legends.  Each Option is
          ----------------------------------------------------
subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Participant shall, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.4  Non-alienation of Benefits.  Other than as specifically provided with
          --------------------------
regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     4.5  Termination and Amendment of the Plan.  The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No termination, modification or amendment of the Plan, without the consent of a Participant who has been awarded an Option shall adversely affect the rights of that Participant under such Option.

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     4.6  Choice of Law.  The laws of the State of Delaware shall govern the
          -------------
Plan, to the extent not preempted by federal law.

     4.7  Effective Date of Plan.  The Plan shall become effective on the
          ----------------------
Effective Date.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this
   13th    day of     September                   , 1996.
- ----------        --------------------------------

                                       HEALTHCARE FINANCIAL PARTNERS, INC.


                                      By:/s/ John K. Delaney
                                         -------------------------------------
                                   Title: Chairman and Chief Executive Officer
                                         -------------------------------------


ATTEST:

/s/ Edward P. Nordberg, Jr.
- --------------------------------
Secretary

     [CORPORATE SEAL]